Smurfit Kappa Group Beech Hill, Clonskeagh, Dublin 4, D04 N2R2, Ireland Tel: +353 (0)1 202 7000, Fax: +353 (0)1 269 4481 corporateinfo@smurfitkappa.com smurfitkappa.com

Exhibit 10.19†
Smurfit Kappa Group plc

PSP Award Certificate

This is to certify that on XXXX (the “Grant Date”), XXXX, XXXX (the “Participant”) was granted a Conditional Award (“Award”) in respect of ordinary shares in Smurfit Kappa Group plc (“Shares”), subject to the rules of the Smurfit Kappa Group plc 2018 Performance Share Plan (the “Plan”), as set out in the table below. Capitalised terms used in this Award Certificate, unless otherwise defined below, have the meaning ascribed in the rules of the Plan.

Number of Shares subject to Award	Performance Period	Holding Period	Normal Release Date(s)
XXXX	XXXX	XXXX	XXXX

The Award will Vest to the extent that the Performance Conditions, set out in the link below in this Award Certificate, have been satisfied and be Released on the Normal Release Date(s) set out above.
Dividend equivalents will be payable in respect of Awards as set out in rule 5.1.1.
The market value used to determine the number of Shares comprised in the Awards pursuant to rule 6.1 is € XX.XX.
The provisions in the rules of the Plan relating to Malus and Clawback apply to this Award.
The Award is personal to the Participant and is not transferable except as permitted by the rules of the Plan.
In the event of any discrepancy between the rules of the Plan and this Award Certificate, the rules of the Plan will prevail.
PAPER | PACKAGING | SOLUTIONS

Smurfit Kappa Group public limited company. Registered in Ireland No. 433527. Registered office: Beech Hill, Clonskeagh, Dublin 4, D04 N2R2.
Directors: I Finan Chair, APJ Smurfit Chief Executive Officer, K Bowles Chief Financial Officer, GPF Beurskens (Netherlands), JJ Moloney, G Restrepo
(Colombia), J Lawrence (USA), JB Rasmussen (Denmark), C Fairweather (UK), A Anderson, MdeL Melgar (Mexico), K Hietala Senior Independent Director
(Finland), ML Ferguson-McHugh (USA).
Secretary: G Carson-Callan